Exhibit 10.2

EXECUTION COPY

AMENDMENT NO. 2

TO

NOTE PURCHASE AGREEMENT

THIS AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT (this “Amendment”) dated as of September 13, 2013, is entered into among Navistar Financial Securities Corporation, as the Seller (the “Seller”), Navistar Financial Corporation, as the Servicer (the “Servicer”), The Bank of Nova Scotia (“BNS”), as a Managing Agent and as a Committed Purchaser, Liberty Street Funding LLC (“Liberty Street”), as a Conduit Purchaser, Credit Suisse AG, New York Branch (“CS NYB”), as a Managing Agent, Credit Suisse AG, Cayman Islands Branch (“CS CIB”), as a Committed Purchaser, Alpine Securitization Corp. (“Alpine”), as a Conduit Purchaser, and Bank of America, National Association (“Bank of America”; together with BNS, Liberty Street, CS NYB, CS CIB and Alpine, the “Purchaser Parties”), as Administrative Agent (in such capacity, the “Administrative Agent”), as a Managing Agent and as a Committed Purchaser.

R E C I T A L S

A. The parties hereto are parties to that certain Note Purchase Agreement dated as of August 29, 2012 (as amended by Amendment No. 1 to Note Purchase Agreement dated as of March 18, 2013, the “Agreement”).

B. The parties to the Agreement desire to extend the Scheduled Purchase Expiration Date to September 12, 2014.

D. In connection with the Assignment and Assumption Agreement, dated as of the date hereof, between Alpine Securitization Corp. and CS CIB, the parties to the Agreement desire to further amend the Agreement as hereafter set forth.

C. NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Amendments to Agreement.

a. The definition of “Alpine Purchaser Group” in Section 1.01 of the Agreement is hereby deleted in its entirety.

b. The definition of “Bank of America Alternate Rate” in Section 1.01 of the Agreement is hereby amended by deleting the percentage “3.50%” where it appears therein and replacing it with the percentage “3.25%”.

c. The definition of “Bank of America Spread” in Section 1.01 of the Agreement is hereby amended and restated in its entirety to read as follows:

“Bank of America Spread” shall be equal to the Program Rate for that portion of the Funded Amount held by Bank of America until such time as either the CS Purchaser Group is funding all or any portion of the Funded Amount pursuant to the Alpine Liquidity Asset Purchase Agreement or the Liberty Street Purchaser Group is funding all or any portion of the Funded Amount by reference to the BNS Alternate Rate, in which event the Bank of America Spread shall be 2.75 % per annum.

d. The definition of “BNS Alternate Rate” in Section 1.01 of the Agreement is hereby amended by deleting the percentage “3.50%” where it appears therein and replacing it with the percentage “3.25%”.

e. The definition of “CS Alternate Rate” in Section 1.01 of the Agreement is hereby amended and restated in its entirety to read as follows:

“CS Alternate Rate” for any Fixed Period for any Funding Tranche funded by the CS Purchaser Group means an interest rate per annum equal the CS Spread above the Eurodollar Rate for such Fixed Period; provided, however, that in the case of:

(i) any Fixed Period existing on or after the first day of which CS NYB, in its capacity as Managing Agent for the CS Purchaser Group, shall have been notified by a Purchaser or a Liquidity Purchaser or other Program Support Provider for the CS Purchaser Group that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for such Purchaser, Liquidity Purchaser or other Program Support Provider to fund any Funding Tranche based on the Eurodollar Rate (and such Purchaser, Liquidity Purchaser or other Program Support Provider shall not have subsequently notified CS NYB that such circumstances no longer exist),

(ii) any Fixed Period of one to (and including) 13 days,

(iii) any Fixed Period relating to a Funding Tranche which is less than $1,000,000, or

(iv) any Fixed Period with respect to which the Alternate Rate, for any reason, becomes applicable on notice to the Administrative Agent of less than three Business Days,

the “CS Alternate Rate” for each such Fixed Period shall be an interest rate per annum equal to the Corporate Base Rate in effect on each day of such Fixed Period. The “CS Alternate Rate” for any day on or after the occurrence of an Early Redemption Event shall be an interest rate equal to 3.25% per annum above the Corporate Base Rate in effect on such day.

f. The following new defined terms and definitions thereof are hereby added to Section 1.01 of the Agreement in appropriate alphabetical order:

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“CS Purchaser Group” means Credit Suisse AG, Cayman Islands Branch, in its capacity as a Committed Purchaser hereunder and each permitted assignee thereof.

“CS Spread” shall be equal to the Program Rate for that portion of the Funded Amount held by CS CIB until such time as either the CS Purchaser Group is funding all or any portion of the Funded Amount pursuant to the Alpine Liquidity Asset Purchase Agreement or the Liberty Street Purchaser Group is funding all or any portion of the Funded Amount by reference to the BNS Alternate Rate, in which event the CS Spread shall be 2.75% per annum.

g. The definition of “Funding Rate” in Section 1.01 of the Agreement is hereby amended by adding the following proviso to the end of such definition:

“; provided that for any day on or after the occurrence of an Early Redemption Event, the Funding Rate shall be equal to the applicable Alternate Rate”.

h. The definitions of “Managing Agents” and “Purchaser Group” in Section 1.01 of the Agreement are hereby amended by deleting the phrase “Alpine Purchaser Group” where it appears therein and replacing it with the phrase “CS Purchaser Group”.

i. The definition of “Scheduled Purchase Expiration Date” in Section 1.01 of the Agreement is hereby amended to replace the date “March 13, 2014” set forth therein with the date “September 12, 2014”.

j. Section 3.03(a)(iii) of the Agreement is hereby amended by deleting the phrase “Alpine Purchaser Group” where it appears therein and replacing it with the phrase “CS Purchaser Group”.

2. Representations and Warranties. The Seller hereby represents and warrants to each of the Purchaser Parties that, after giving effect to this Amendment, no potential Early Redemption Event or Early Redemption Event has occurred and is now continuing, and NFC hereby represents and warrants to each of the Purchaser Parties that, after giving effect to this Amendment, no potential Early Redemption Event, Early Redemption Event or Servicer Termination Event has occurred and is now continuing.

3. Effect of Amendment. All provisions of the Agreement, as amended by this Amendment, remain in full force and effect. After this Amendment becomes effective, all references in the Agreement to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement in the Agreement or in any other document relating to the Seller’s securitization program shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

4. Conditions Precedent. The effectiveness of this Amendment is subject to (i) receipt (whether by e-mail, facsimile or otherwise) by the Administrative Agent of counterparts of this Amendment executed by each of the other parties hereto, (ii) receipt by the Administrative Agent of a certificate of the Seller and of the Servicer, each dated the date hereof,

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as to due execution, incumbency, good standing and other customary corporate matters, (iii) satisfaction of each of the conditions precedent described in Section 2.04 of the Agreement and (iv) receipt by each Managing Agent and the Administrative Agent of all fees payable by the Seller and the Servicer on the date hereof in connection with this Amendment.

5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable principles of conflicts of law.

7. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

NAVISTAR FINANCIAL SECURITIES CORPORATION,
as the Seller

By:	/s/ Mary Ellen Kummer
Name:	Mary Ellen Kummer
Title:	Vice President & Assistant Treasurer

NAVISTAR FINANCIAL CORPORATION, as the Servicer

By:	/s/ Mary Ellen Kummer
Name:	Mary Ellen Kummer
Title:	Vice President & Assistant Treasurer

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S-1	Navistar Series 2012-VFN Amendment No. 2 to Note Purchase Agreement

BANK OF AMERICA, NATIONAL ASSOCIATION,
as the Administrative Agent

By:	/s/ Margaux L. Karagosian
Name:	Margaux L. Karagosian
Title:	Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION, as the Managing Agent for the Bank of America Purchaser Group

By:	/s/ Margaux L. Karagosian
Name:	Margaux L. Karagosian
Title:	Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION, as the Committed Purchaser for the Bank of America Purchaser Group

By:	/s/ Margaux L. Karagosian
Name:	Margaux L. Karagosian
Title:	Vice President

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S-2	Navistar Series 2012-VFN Amendment No. 2 to Note Purchase Agreement

THE BANK OF NOVA SCOTIA,
as the Managing Agent for the Liberty Street Purchaser Group

By:	/s/ Paula J. Czach
Name:	Paula J. Czach
Title:	Managing Director

THE BANK OF NOVA SCOTIA, as the Committed Purchaser for the Liberty Street Purchaser Group

By:	/s/ Paula J. Czach
Name:	Paula J. Czach
Title:	Managing Director

LIBERTY STREET FUNDING LLC, as a Conduit Purchaser for the Liberty Street Purchaser Group

By:	/s/ Jill A. Russo
Name:	Jill A. Russo
Title:	Vice President

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S-3	Navistar Series 2012-VFN Amendment No. 2 to Note Purchase Agreement

CREDIT SUISSE AG, NEW YORK BRANCH, as the Managing Agent for the CS Purchaser Group		CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as the Committed Purchaser for the CS Purchaser Group

By:	/s/ Jason Muncy	By:	/s/ Jason D. Muncy
Name:	Jason Muncy	Name:	Jason D. Muncy
Title:	Vice President	Title:	Authorized Signatory

By:	/s/ Michelangelo Raimondi	By:	/s/ Michelangelo Raimondi
Name:	Michelangelo Raimondi	Name:	Michelangelo Raimondi
Title:	Vice President	Title:	Authorized Signatory

ALPINE SECURITIZATION CORP.,
as a Conduit Purchaser for the CS Purchaser Group

By:	Credit Suisse AG, New York Branch,
as its administrative agent

By:	/s/ Jason Muncy
Name:	Jason Muncy
Title:	Vice President

By:	/s/ Michelangelo Raimondi
Name:	Michelangelo Raimondi
Title:	Vice President

S-4	Navistar Series 2012-VFN Amendment No. 2 to Note Purchase Agreement